Government Bonds, And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 25,078,357	$ 35,875,353
Less: current portion of Government Bonds, net of expected credit losses	25,078,357	14,740,032
Total long-term notes receivable	0	21,135,321
Expected credit losses	$ 2,582	$ 2,869